Exhibit 10.2

Supplemental Agreement No. 2

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 8th day of October, 2012 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer and Boeing desire to reschedule the delivery date of one (1) Block C Aircraft listed in Table 1-A1 as shown below:

MSN	Prior Delivery Month & Year for firm Aircraft	Rescheduled Delivery Month & Year for firm Aircraft
43544	[*]	[*]

C. WHEREAS, Customer and Boeing desire to incorporate Exhibit A into the Purchase Agreement pursuant to the terms of Open Configuration Matters letter agreement FED-PA-03712-LA-1106155.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S1-1

Supplemental Agreement 2 to

Purchase Agreement No. 3712

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 2.

2.	Remove and replace, in its entirety, Table 1-A1 with a revised Table 1-A1 attached hereto to reschedule the delivery date of one (1) Aircraft described in Recital Paragraph B and to [*].

3.	Insert a new Exhibit A which shall reflect Customer’s decisions of optional features applicable to the Aircraft.

4.	Remove and replace, in its entirety, Table 1-B with a revised Table 1-B attached hereto to [*].

5.	Remove and replace, in its entirety, Table 1-B1 with a revised Table 1-B1 attached hereto to [*].

6.	Remove and replace, in its entirety, Table 1-C with a revised Table 1-C attached hereto to [*].

7.

Remove and replace, in its entirety, the BFE-1 document with a revised BFE-1 document attached hereto to reflect the revised BFE on-dock dates applicable to the Aircraft with MSN 43544 described in Recital Paragraph B.

8.

In consideration of the [*] of MSN 43544 described in this Supplemental Agreement No. 2, Boeing agrees to [*] (as defined in paragraph 1.2.2(ii) of letter agreement FED-PA-03712-LA-1106159R1) [*]. For the sake of clarity, the parties anticipate that such [*] as of the date of execution of this Supplemental Agreement.

Further to above, in the event that additional amendments are made to any of the aircraft purchase agreements between the date of execution of this Supplemental Agreement No. 2 and May 2015 (Revisions) and such Revisions result in [*].

S2-2

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement 2 to

Purchase Agreement No. 3712

9.	As a result of the changes made under Supplemental Agreement No. 2 to (i) [*] the delivery date of one (1) Block C Aircraft and (ii) revise the [*].

10.	[*].

11.	This Supplemental Agreement No. 2 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to October 8, 2012.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	Vice President Aircraft Acquisition

S2-3

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	1
1-A1	Block C Aircraft Information Table	2
1-B	Exercised Option Aircraft Information Table	2
1-B1	Exercised Block D Option Aircraft Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	2
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712	October 8, 2012 SA - 2

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R1	LA-[*] Special Matters–Option Aircraft	1

LA-1106152	LA-[*] Special Matters–Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R1	LA-Firm Aircraft Delivery Matters	1

LA-1106155	LA-Open Configuration Matters

LA-1106156R1	LA-Option Aircraft	1

LA-1106157	AGTA Amended Articles

LA-1106158R1	LA- Purchase Right Aircraft	1

LA-1106159R1	LA- Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177	[*]

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R1	LA-Special Matters Option Aircraft	1

LA-1106574	LA- Deviation from [*]

LA-1106584R1	LA- Performance Guarantees	1

LA-1106586	LA-Miscellaneous Matters

LA-1106614	LA-Special Matters Purchase Right Aircraft

LA-1106824	LA-Customer Support Matters

LA-1208292	LA-[*] Special Matters – Block B and C Aircraft	1

LA-1208296	LA-Special Matters Exercised Block D Option Aircraft	1

LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1

6-1162-SCR-146	LA Special Provisions concerning Block B Aircraft	1

FED-PA-03712	October 8, 2012 SA - 2

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October , 2012

FED-PA-03712	October 8, 2012 SA - 2

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Exhibit A

to Purchase Agreement Number 3712

FED-PA-03712-EXA	October 8, 2012 Page 1

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated October 8, 2012

relating to

BOEING MODEL 767-3S2F AIRCRAFT

Customer Detail Specification is D019T002FED63F-1, Rev NEW. Such Detail Specification will be comprised of Boeing Configuration Specification D019T002, revision K, dated as of April 30, 2011, and as amended to incorporate the Options attached hereto, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Weight (OEW).

The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

FED-PA-03712-EXA	October 8, 2012 Page 2

BOEING PROPRIETARY

08/28/2012

BOEING PROPRIETARY

Exhibit A To

Boeing Purchase Agreement

Configuration Item Number	Title	[ * ]		[ * ]
[ * ]	[ * ]	[	* ]	[	* ]

OPTIONS:[*]	TOTAL - SPECIAL FEATURES - EXHIBIT A:	[	* ]	[	* ]

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

FEDERAL EXPRESS CORPORATION

Supplemental Exhibit BFE1 to Purchase Agreement Number 3712

P.A. No. 03712 SA-2	BFE1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 767-300F AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[ * ]

Galley Inserts	[ * ]

Seats (passenger)	N/A

Overhead & Audio System	[ * ]

In-Seat Video System	N/A

Miscellaneous Emergency Equipment	[ * ]

Cargo Handling System	[ * ]

P.A. No. 3712 SA-2	BFE1-1

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2. On-dock Dates.

On or before [*], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Preliminary BFE on-dock dates for planning purposes only:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

P.A. No. 3712 SA-2	BFE1-1

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Preliminary BFE on-dock dates for planning purposes only:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

*

-On-dock dates for the following delivery positions are unavailable at this time as they are currently outside of our production schedule. As these aircraft are implemented into the production system, on-dock dates will become available though MBC (My Boeing Configuration).

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Sub-total	42

The following four (4) [ * ] aircraft with [ * ]:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

P.A. No. 3712 SA-2	BFE1-2

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Preliminary BFE on-dock dates for planning purposes only:

Month/Year Delivery	Qty	Seats	Galleys & Furnishings	Miscellaneous Emergency Equipment	Electronics	Textiles/Raw Materials	Cargo Handling System
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Total Aircaft	46

[ * ].

3. Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 03712 SA-2	BFE1-3

BOEING PROPRIETARY

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002-K dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	MSN	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[ * ]	[ * ]	[ * ]	[ * ]	43544	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43542	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43543	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43545	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43546	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43547	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43548	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43549	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	43550	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Total:	9

FED-PA-03712 60265-1F.TXT	SA-2

Boeing Proprietary

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)		MSN	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43538	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43541	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43551	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block B	43630	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43552	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block B	43631	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block B	43632	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43553	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block C	43554	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	Block B	43633	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
	10

FED-PA-03712 57361-1F.TXT	Page 1

Boeing Proprietary

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-B1 To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

FED-PA-03712	Page 1

Boeing Proprietary

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 1-C To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Purchase Right Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002 Rev. K Dated April 30, 2011
Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)
Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]

FED-PA-03712 57361-1F.TXT	Page 1

Boeing Proprietary

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.